UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   February 4, 2019

Comcast Corporation

(Exact Name of Registrant
as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On January 23, 2019, Comcast Corporation furnished a Form 8-K to report the results of its operations for the three and twelve months ended December 31, 2018, including diluted earnings per common share attributable to Comcast Corporation shareholders (“EPS”) and EPS on an adjusted basis (“Adjusted EPS”).  Comcast believes that investors, in evaluating our ongoing core operations and making period-over-period comparisons to our and our peers’ performance, would benefit from increased transparency on the magnitude of amortization expense from acquisition-related intangible assets, such as customer relationships, as disclosed in Comcast’s Form 10-K filed on January 31, 2019.  Going forward, as disclosed below, Comcast will present Adjusted EPS to also exclude amortization expense for acquisition-related intangible assets.

Amortization expense from acquisition-related intangible assets was $1.1 billion for the twelve months ended December 31, 2018.  For the twelve months ended December 31, 2018, EPS was $2.53, and excluding $1.1 billion of amortization expense for acquisition-related intangible assets ($836 million net of tax) and other adjustments, Adjusted EPS was $2.73.  Exhibit 99.1 attached hereto includes a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures and sets forth the reasons Comcast believes that presentation of the non-GAAP financial measures contained herein and therein provides useful information to investors regarding Comcast’s results of operations and financial condition.

Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01(d).  Exhibits.

Exhibit
Number	Description

99.1	Non-GAAP Reconciliation and Explanatory Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: February 4, 2019	By:	/s/ Daniel C. Murdock
Daniel C. Murdock
Senior Vice President, Chief Accounting Officer and Controller